UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 22, 2022

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Water Canyon Road, Unit 1 Winnemucca, Nevada		89445
(Address of Principal Executive Offices)		(Zip Code)

(775) 304-0260
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.
On February 22, 2022, Hycroft Mining Holding Corporation (the “Company”) issued a press release providing corporate update and the results of a technical report summary of initial assessment on the Hycroft Mine (the “Initial Assessment”). A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1. On February 22, 2022, the Company furnished an updated corporate presentation to its website at www.hycroftmining.com. A copy of the updated corporate presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, in the press release, and in the updated corporate presentation is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.
A copy of the Initial Assessment prepared by Ausenco Engineering USA South Inc., Independent Mining Consultants, Inc. and WestLand Engineering & Environmental Services, Inc. is attached as Exhibit 96.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits
The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.
EXHIBIT INDEX

Exhibit Number	Description
96.1	Technical Report Summary of Initial Assessment on the Hycroft Mine
99.1	Press Release dated February 22, 2022*
99.2	Corporate Presentation posted February 22, 2022*
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)
* Furnished pursuant to Regulation FD.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2022	Hycroft Mining Holding Corporation

By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer